                                                                   EXHIBIT 10.14

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

               TRAVEL SERVICES ADVERTISING AND PROMOTION AGREEMENT

     THIS TRAVEL SERVICES ADVERTISING AND PROMOTION AGREEMENT (this "Agreement") is entered into as of June 29, 1997 (the "Effective Date") between Yahoo! Inc., a California corporation ("Yahoo!"), and SABRE Interactive ("SI"), a division of The SABRE Group, Inc., a Delaware corporation.

                                    RECITALS

     A. Yahoo! operates a search engine and World Wide Web directory under the brand "Yahoo!".

     B. SI operates a travel booking engine and interactive Internet travel services through its "Travelocity" site, located at http://www.travelocity.com (the "Travelocity Site").

     C. Yahoo! and SI wish to provide Yahoo! users with travel booking services by distributing SI's booking engine on the Yahoo! Site and to advertise and promote SI's interactive Internet travel services, all in accordance with the terms and conditions of this Agreement.

                                    AGREEMENT

SECTION 1. DEFINITIONS.

     1.1 "Booking Engine" means a database containing availability, schedule, and price information connected to a graphical user interface that allows users of the World Wide Web to make reservations for Travel Services, as a minimum, and complete payment for such Travel Services online.

     1.2 "Exclusivity Period" means (***) through (***).

     1.3 "Metro Travel Pages" means the first page in the travel category on each Yahoo! Metro.

     1.4 "Net SI Commissions" means (i) for air commissions the amount of commission income received from (***), and (ii) for each of car and hotel commissions the number of (***) for each of car and hotel commissions.

     1.5 "Packaged Services" means a package of (***), for which a customer is quoted a ____ price.

     1.6 "Yahoo! Travel Page" means the Yahoo! Travel Page located in the travel category on the Yahoo! Site, currently located at http://travel.yahoo.com/travel. A screen image of the Yahoo! Travel Page is attached to this Agreement in Exhibit A.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     1.7 "Travel Services" means booking services for air travel, hotels and car rentals.

     1.8 "Yahoo! Metros" means all World Wide Web sites localized for a particular United States metropolitan area whose functionality is substantially similar to the Yahoo! Site and which are solely Yahoo!-branded and owned. As of the Effective Date, Yahoo! Metros are: Yahoo! Atlanta, Yahoo! Austin, Yahoo! Boston, Yahoo! Chicago, Yahoo! Dallas/Fort Worth, Yahoo! Los Angeles, Yahoo! Minneapolis/St. Paul, Yahoo! New York, Yahoo! SF Bay, Yahoo! Seattle and Yahoo! Washington, D.C.

     1.9 "Yahoo! Site" any Web site that is (a) targeted at users in the United States, (b) wholly-owned by Yahoo!, (c) wholly developed by Yahoo! and/or its contractors and (d) solely "Yahoo!" branded (including Yahoo!'s primary World Wide Web site, including its Internet search engine and World Wide Web directory, currently located at http://www.yahoo.com).

SECTION 2. BOOKING ENGINE.

     During the Exclusivity Period, Yahoo! shall feature SI's Booking Engine on the Yahoo! Site in accordance with this Section 2.

     2.1 Yahoo! Travel Page. Yahoo! shall provide a prominent hyperlink on the Yahoo! Travel Page to the Co-Branded Pages described in Section 2.2. Such hyperlink shall be placed above the fold on the Yahoo! Travel Page.

     2.2 Co-Branded Pages. SI shall create and serve a series of co-branded pages that guide Yahoo! site users through the booking process for the Travel Services, at a minimum (the "Co-Branded Pages"). The Co-Branded Pages shall include all pages through the first page containing a price quotation for travel-related services, but shall not include any pages in payment process.

         (a) Masthead. The masthead on each Co-Branded Page shall conform to the specifications set forth in Exhibit B and shall display Yahoo!'s name and logo and SI's name and logo in equal relative prominence. A representative screen image of the masthead is attached to this Agreement in Exhibit A.

         (b) User Interface. The Co-Branded Pages shall conform to the graphical user interface utilized by Yahoo! across Yahoo!'s network of branded Internet properties as of the first date of the Exclusivity Period, and Yahoo! shall have the right reasonably to approve the final design of all Co-Branded Pages. Any material changes to the co-Branded pages thereafter shall be made upon the mutual agreement of the parties. Yahoo! shall assign one individual to work with SI to ensure that the co-Branded Pages satisfy Yahoo!'s requirements. Yahoo! will use reasonable best efforts to ensure continuity of Yahoo! personnel involved in the design process. All pages displayed to Yahoo! Site users, other than the Co-Branded Pages, shall conform to the graphical interface utilized by SI, provided however Yahoo! shall have a reasonable right of approval with respect to such interface.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

         (c) Number of Pages. SI shall design the Co-Branded Pages so as reasonably to minimize the number of pages a Yahoo! Site user must view prior to obtaining final results for such user's query.

     2.3 Customer Fulfillment and Service. SI shall be solely responsible for fulfilling all booking requests from Yahoo! Site users through the Co-Branded Pages. SI shall comply with the customer service metrics set forth in Exhibit B. SI and Yahoo! shall jointly establish a procedure for Yahoo! to refer customer calls received by Yahoo! to SI.

     2.4 User Registration and Information.

         (a) No Registration. Yahoo! Site users shall not be required to register with or otherwise provide any personal information to SI until such time in the booking sequence as a Yahoo! Site user chooses to book or purchase one or more Travel Services.

         (b) Collection of User Information. SI shall collect user information from Yahoo! Site users who originally register through the Co-Branded Pages (the "User Information") at such time as such users complete the booking process and shall promptly provide Yahoo! with such User Information at least (***) and as of the last date of this Agreement. User Information shall include the information set forth in Exhibit B, including, without limitation, updates and corrections to previously provided information as well as any new information, such as usage information, as SI may solicit or collect from such users from time to time, and such other information as the parties may agree from time to time. SI and Yahoo! will cooperate and use their best efforts to develop and implement technological and policy safeguards to prevent any unauthorized access by third parties to any User Information.

         (c) Ownership and Use of User Information. All User Information shall be the sole property of (***), provided that (***) shall have an (***) right to (***) such User Information in any manner (***) deems appropriate, subject to applicable laws and regulations.

         (d) Technical Cooperation. Yahoo! and SI shall cooperate in order to integrate the registration process of the booking service with other services on the Yahoo! Site which require registration such that user information is shared across registration processes.

     2.5 Performance Specifications. SI shall ensure that the Co-Branded Pages and any other pages on the Travelocity Site displayed to Yahoo! Site users comply with the performance specifications set forth in Exhibit B. Yahoo! will use reasonable efforts to provide performance to users of the Yahoo! Travel Page comparable to performance on the remainder of the Yahoo! Site.

     2.6 Log Files and Statistics. SI shall provide Yahoo!, at least (***), with electronic copies of all log files and statistics resulting from Yahoo! Site users' use of the Co-Branded Pages and other SI-branded pages on the Travelocity Site which follow the Co-Branded Pages in the booking sequence. SI will promptly provide Yahoo! with reasonable assistance upon request to permit Yahoo! to read and utilize such electronic files.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     2.7 Development Schedule. SI and Yahoo! each shall devote appropriate technical, financial and other necessary resources in order to meet the development schedule and milestones, set forth in Exhibit B, for the implementation of the Co-Branded Pages and other services contemplated by this Agreement in order to permit the launch of such Co-Branded Pages and other services on November 1, 1997.

SECTION 3. EXCLUSIVITY.

     3.1 SI Exclusivity. During the Exclusivity Period, (i) SI's Booking Engine shall be (***), and (ii) Yahoo! will ensure that SI's Booking Engine is (***) Booking Engine for the Travel Services on the Yahoo! Site. Without limiting the foregoing, with respect to any other Web site that is (A) owned or developed in substantial party by Yahoo! or (B) (***) and that in either case will include (***) for any of the Travel Services, Yahoo! will (***) provided that (i) there are no other constraints on Yahoo!'s ability to (***) (including without limitation any restriction relating to any partner or co-owner of the Web site but other than constraints imposed by (***)), (ii) all (***) offered by SI in connection with such transaction (***) (a copy of which will be provided by Yahoo! to SI with the notice of the opportunity), and (iii) SI provides (***).

     3.2 Packaged Services. Notwithstanding Section 3.1, nothing in this Agreement shall limit Yahoo!'s ability to include (***) for Packaged Services anywhere on the Yahoo! Site; provided that (i) Yahoo! shall not include any (***) for Packaged Services on the Yahoo! Site, which (***) is provided by (***), and (ii) any such (***) for Package Services do not allow users to (***) prior to the completion of booking a reservation for Packages Services. SI agrees that users of SI's booking Engine will not be able to (***) on pages that appear to the user prior to the user's completion of booking a reservation for any of the Travel Services.

     3.3 Termination of Exclusivity. Notwithstanding Section 3.1, the Exclusivity Period shall terminate, (***) in the event that SI does not comply with the (***), in each case measured as an (***). The foregoing remedy shall be in addition to any other legal and/or equitable remedies Yahoo! may have, including without limitation the right to terminate this Agreement pursuant to
Section 11.2 for material breach of (***) (provided that the above criteria establish whether a material breach has occurred for failure to comply with (***)), and termination of the Exclusive Period shall not in any way affect SI's obligation to pay all amounts set forth in Section 6. Notwithstanding the foregoing, notice of termination for failure to comply with the foregoing (***), whether under this section or Section 11.2 must be delivered within (***) following receipt by Yahoo! of the report on compliance with (***) during the period in which such failure has occurred, or else (***).

SECTION 4. ADVERTISING RIGHTS.

     4.1 Sale of Advertising Rights. (***) shall have the sole right to sell advertising rights and promotional rights (collectively, "Advertising Rights") on all co-Branded Pages, and (***) shall be entitled to retain all revenue generated from such sales.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     4.2 Ad Serving. Yahoo! shall serve, or shall have served, all Advertising Rights on all Co-Branded Pages and shall be responsible for the scheduling of all such Advertising Rights. Yahoo! and SI shall cooperate to enable Advertising Rights to be served on Co-Branded Pages.

     4.3 Advertising Exclusions.

         (a) By Yahoo!. Yahoo! shall not display any banner advertisements or other promotional materials on any Co-Branded Pages for (***). Further, no banner advertisement or other promotional materials on any Co-Branded pages shall (***) except that (i) separate Travel Services may be (***), and (ii) Yahoo! may provide to third party Travel Service providers (such as an airline, hotel or car rental provider) advertising that (***) such advertisers' Travel Services, provided that Yahoo! uses reasonable good faith efforts to ensure that (***).

         (b) By SI. SI shall not display to Yahoo! users any banner advertisements or other promotional materials on any pages on the Travelocity Site which follow the Yahoo! Co-Branded Pages in the booking sequence for (***).

SECTION 5. ADVERTISING AND PROMOTIONAL ACTIVITIES.

     5.1 Banner Advertisements. Prior to the Effective Date, SI has placed with Yahoo! insertion order #6180 for (***) of Advertising Rights on the Yahoo! Site. In addition, Yahoo! shall run banner advertisements for the Travelocity Site as set forth in Exhibit C. SI shall be permitted to (***) subject to Yahoo!'s reasonable approval, provided (i) SI provides Yahoo! with reasonable prior written notice of (***), (ii) (***) completes and submits Yahoo!'s form of insertion order in accordance with Yahoo!'s policies then in effect, and (iii) SI provides such other information regarding (***) as Yahoo! may reasonably request. Except as expressly provided in the foregoing sentence, SI shall not (***). All such banner advertisements shall be subject to Yahoo!'s standard terms and conditions as set forth in Exhibit D, which Yahoo! may modify from time to time in its reasonable discretion upon written notice to SI. In the event of any conflict between the provisions of this Agreement and such standard terms and conditions or any advertising insertion order, (***) shall govern.

     5.2 Beatrice Sponsorship. SI shall be a sponsor of the "Travel Content" page on the Beatrice Web Guide, located at http://www.bguide.com/fabfinds/travel.html, beginning July 1, 1997 through December 31, 1998. A screen image of this page is attached to this Agreement in Exhibit A.

     5.3 Front-Page Promotion. Yahoo! shall feature an SI promotion for the Travelocity Site on the front page of the Yahoo! Site for (***) during each of the(***) beginning (***). Yahoo! shall be responsible for running such promotion and shall have the right reasonably to approve all aspects of the promotion based on Yahoo! standard guidelines.

     5.4 Cross-Links. In addition to any hyperlinks and buttons described elsewhere in this Agreement, during the Exclusivity Period (a) Yahoo! shall include hyperlinks on the Yahoo! Site

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

to mutually acceptable content located or accessible on the Travelocity Site and
(b) SI shall include hyperlinks to mutually acceptable content located or accessible on the Yahoo! Site.

     5.5 1998 Activities. Yahoo! shall place Advertising Rights on the Yahoo! Site, the Yahoo! Metros and the Beatrice Web Guide on behalf of SI during calendar year 1998 as provided in Exhibit C.

SECTION 6. PAYMENTS.

     6.1 Fees. SI shall pay Yahoo! (***) fees in accordance with the schedule set forth in Exhibit E.

     6.2 Commissions on Qualified Bookings. In addition the fees set forth in
Section 6.1 SI shall pay Yahoo!, on a (***) basis, SI Net commissions for booking of Travel Services by Yahoo! Site users through SI's Booking Engine on the co-Branded Pages (collectively, "Qualified Bookings") in accordance with the commission schedule set forth in Exhibit F ____ [sic] payments shall be due and payable on or before the (***) following the end of the (***) and shall be accompanied by a report setting forth in sufficient detail, the calculation of Yahoo!'s commission for such (***) and such other information relating to commissions as Yahoo! may reasonably request from time to time.

     6.3 Tracking Procedures; Audit Rights. To ensure compliance with the terms of Section 6.2, SI shall establish reasonable mechanisms acceptable to Yahoo! to track, and shall keep reasonably detailed records concerning, Qualified Bookings and the payments due Yahoo! under this Agreement. SI shall provide Yahoo!, within ten (10) days following the end of each month, a report containing the information set forth in Exhibit G, and such other information related to commissions due and compliance with performance specifications set forth in Exhibit B under this Agreement as Yahoo! may reasonably request from time to time. Yahoo! shall have the right, no more than (***) and at its own expense, to have a representative inspect and audit all the accounting and sales books and records of SI which are relevant to the payments set out in Section 6.2, provided, however, that Yahoo! provides SI with reasonable notice prior to such audit and any such inspection and audit shall be conducted during regular business hours in such a manner as not to interfere with normal business activities. In the event that any audit shall reveal an underpayment of more than five percent (7.5%) [sic] of the amounts due to Yahoo! for any calendar quarter, SI shall reimburse Yahoo! for the reasonable cost of such audit.

SECTION 7. LICENSE GRANT.

     Yahoo! hereby grants to SI, during the Term of this Agreement, a (***) license to (***) on the Travelocity Site and the Co-Branded Pages. Yahoo!'s name, logo and such other trademarks as Yahoo! uses from time to time with respect to the Yahoo! Site solely for the purpose of fulfilling its obligations under this Agreement and solely in accordance with Yahoo!'s trademark guidelines in effect from time to time. Yahoo! shall have the right to approve any such uses of Yahoo!'s name, logo and other trademarks.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

SECTION 8. CONFIDENTIAL INFORMATION AND PUBLICITY.

     8.1 Terms and Conditions. The terms and conditions of this Agreement shall be considered confidential and shall not be disclosed to any third parties except to such party's accountants or attorneys, or except as otherwise required by law. Neither party shall make any public announcement regarding the existence of this Agreement without the other party's prior written approval and consent.

     8.2 Publicity. Yahoo! and SI shall issue a joint press release regarding the relationship contemplated by this Agreement, which press release shall be approved by both parties prior to distribution to the media. Such press release shall not discuss the financial terms of such relationship or SI's role in developing travel booking services for the Yahoo! Site.

     8.3 Nondisclosure Agreement. Yahoo! and SI previously have entered into a Mutual Nondisclosure Agreement and expressly acknowledge that such Mutual Nondisclosure Agreement remains in full force and effect in accordance with its terms.

SECTION 9. LIMITATION OF LIABILITY.

     9.1 NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY AND EXCEPT WITH RESPECT TO SECTION 10, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (A) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE OR GOODWILL OR ANTICIPATED PROFITS OR LOST BUSINESS), EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR (B) THE COST OR PROCUREMENT OF SUBSTITUTE SERVICES.

     9.2 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY INDEMNIFICATION OBLIGATION, IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF EITHER PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER BASED IN CONTRACT, TORT OR OTHERWISE, EXCEED (***); PROVIDED THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY OBLIGATION OF SI TO PAY MONEY UNDER SECTION 5.1, SECTION 6 OR EXHIBITS E AND F OF THIS AGREEMENT.

SECTION 10. INDEMNIFICATION

     10.1 By SI. SI, at its own expense, will indemnify, defend and hold harmless Yahoo! and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against Yahoo! based on or arising from a claim that (a) any products, promotions or services of SI or its affiliates have resulted in any (***) or (b) any material,

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

product, information, data or service produced, distributed, offered or provided by SI or its affiliates, or any material presented on the Travelocity Site or the Co-Branded Pages produced, maintained, or published solely by SI or its affiliates, (***). SI will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Yahoo! in connection with or arising from any such claim, suit, action or proceeding.

     10.2 By Yahoo!. Yahoo!, at its own expense, will indemnify, defend and hold harmless SI and its employees, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against SI based on or arising from a claim that (a) any products, promotions or services of Yahoo! or its affiliates have resulted in any (***) or (b) any material, product, information, data or service produced, distributed, offered or provided by Yahoo! or its affiliates, or any material presented on the Yahoo! Site or the Co-Branded Pages produced, maintained, or published solely by Yahoo! or its affiliates, (***). Yahoo! will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by SI in connection with or arising from any such claim, suit, action or proceeding.

     10.3 Procedure. All indemnification obligations under this Section 10 shall be subject to the following requirements: (a) the indemnified party shall provide the indemnifying party with prompt written notice of any claim; (b) the indemnified party shall permit the indemnifying party to assume and control the defense of any action upon the indemnifying party's written acknowledgment of the obligation to indemnify (unless, in the opinion of counsel of the indemnified party, such assumption would result in a material conflict of interest); and (c) the indemnifying party shall not enter into any settlement or compromise of any claim without the indemnified party's prior written consent, which shall not be unreasonably withheld. In addition, the indemnified party may, at its own expense, participate in its defense of any claim. In the event that no indemnifying party assumes the defense of any such claim, the indemnifying party shall have no liability for attorney's fees and costs incurred by the indemnified party.

SECTION 11. TERM AND TERMINATION.

     11.1 Term. This Agreement shall commence on the Effective Date and continue through December 31, 1998 unless terminated earlier in accordance with Section
11.2 (the "Term"). For purposes of the commission schedule for Qualified Bookings set forth in Exhibit F, Net SI Commissions during any renewal term of this Agreement shall include (***).

     11.2 Early Termination.

          (a) By Either Party. This Agreement may be terminated, by either party
(i) immediately upon written notice if the other party (A) becomes insolvent;
(B) files a petition in bankruptcy; or (C) makes an assignment of the benefit of its creditors; or (ii) 30 days after written notice to the other party of such other party's breach of any of its obligations, under this Agreement in any material respect, which breach is not remedied within such 30-day period. Without in any way limiting Yahoo!'s right to terminate this Agreement for SI' material breach of

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

any other obligation under this Agreement, the parties specifically recognize Yahoo! __ [sic] have the right to terminate this Agreement for any material breach by SI of Section 2.3 (Customer Fulfillment and Service) and/or Section
2.5 (Performance Specifications) as qualified by Section 3.3.

          (b) By Yahoo!. This Agreement may be terminated by Yahoo! 10 days after written notice to SI of SI's breach of its payment obligations hereunder, which breach remedied within such 10-day period.

          (c) Non-Exclusive Remedy. The foregoing rights of termination shall be in addition to any other legal or equitable remedies that the terminating party may have.

     11.3 Effect of Termination. Upon any expiration or termination of this Agreement, all rights and licenses granted by Yahoo! to SI under this Agreement shall terminate.

     11.4 Survival of Certain Provisions. The provisions of Sections 1 (Definitions), 2.4(c) (Registration and User Information), 8.1 (Confidential Information and Publicity - Terms and Conditions), 8.3 (Non-Disclosure Agreement), 9 (Limitation of Liability), 10 (Indemnification), 11.3 (Term and Termination - Effect of Termination), 12 (General Provisions) and this Section 11.4, as well as SI's obligation to pay all amounts accrued under this Agreement shall survive any expiration or termination of this Agreement.

SECTION 12. GENERAL PROVISIONS

     12.1 Independent Contractors. It is the intention of Yahoo! and SI that Yahoo! and SI are, and shall be deemed to be, independent contractors with respect to the subject matter of this Agreement, and nothing contained in this Agreement shall be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment, agency, fiduciary or other similar relationship between Yahoo! and SI.

     12.2 Entire Agreement. This Agreement, together with all Exhibits, represents the entire agreement between Yahoo! and SI with respect to the subject matter hereof and thereof and shall supersede all prior agreements and communications of the parties, oral or written, including without limitation the Letter of Agreement dated as of May 27, 1997 between Yahoo! and SI.

     12.3 Amendment and Waiver. No amendment to, or waiver of, any provision of this Agreement shall be effective unless in writing and signed by both parties. The waiver by any party of any breach or default shall not constitute a waiver of any different or subsequent breach or default.

     12.4 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     12.5 Legal Fees. The prevailing party in any legal action brought by one party against the other and arising out of this Agreement shall be entitled, in addition to any other rights and remedies it may have, to reimbursement for its expenses, including court and arbitration costs, as well as reasonable attorneys' fees.

     12.6 Successors and Assigns. Neither party shall assign its rights or obligations under this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign this Agreement to an entity who acquires substantially all of the stock or assets of a party to this Agreement, provided that consent will be required in the event that the non-assigning party reasonably determines that the assignee will not have sufficient capital or assets to perform its obligations hereunder, or that the assignee is a direct competitor of the non-assigning party. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns.

     12.7 Force Majeure. Neither party shall be liable for failure to perform or delay in performing any obligation (other than the payment of money) under this Agreement if such failure to delay is due to fire, flood, earthquake, strike, war (declared or undeclared) embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other similar cause beyond the control of such party.

     12.8 Notices. All notices, requests, consents and other communications which are required or permitted hereunder shall be in writing, and shall be delivered by registered U.S. mail, postage prepaid (effective (***) after mailing) or sent by facsimile or electronic mail, with a confirmation copy simultaneously sent by U.S. mail, postage prepaid (effective upon transmission), at the address set forth on the signature page hereto. Notice of change of address shall be given in the same manner as other communications.

     12.9 Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     12.10 Headings. The section headings contained in this Agreement are included for convenience only, and shall not limit or otherwise affect the terms of this Agreement.

     12.11 Counterparts. This Agreement may be executed in two counterparts, both of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

     12.12 Dispute Resolution. Any controversy, dispute, difference or claim between the parties arising out of or relating to this Agreement, including any question concerning the existence, validity, termination, interpretation, performance or enforcement of this Agreement. ("Dispute") shall first be discussed in good faith between the parties at a mutually convenient location in order to try and find an amicable solution. If the parties are unable to resolve such

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Dispute within (***) after receipt of notice from either party that a Dispute exists, such Dispute shall be referred to J*A*M*S/Endispute ("JAMS") for mediation in Los Angeles, California. JAMS shall appoint a single mediator and shall designate the time and procedure for mediation. The parties shall attend such mediation for a period of at least three (3) ____ [sic] consecutive working days. If the parties are unable to resolve the Dispute through such mediation, then such Dispute shall be submitted to JAMS for binding arbitration in Los Angeles, California, and neither party shall have the right to file suit against the other, provided that nothing herein shall prohibit a party from requesting temporary injunctive relief from any court of competent jurisdiction. Any Dispute submitted for arbitration shall be finally settled by arbitration according to the Comprehensive Arbitration Rules and Procedures ("Rules") of JAMS, subject to the provisions set forth in this Section. The number of arbitrators shall be three (unless the parties agree upon a single mutually acceptable arbitrator). The arbitrators nominated by the parties shall select the Chairperson of the Arbitral Tribunal. The parties shall use their best efforts to conclude any arbitral proceedings within (***) from the date that the last arbitrator accepts his or her appointment, provided that if the arbitral award is not issued within such (***), then the arbitration proceedings shall continue until an award is made. Any decision or award of the arbitrators shall be based solely on the terms of this Agreement and the facts presented at the hearing. The decision of the arbitrators shall be final and conclusive and shall be binding on the parties. Any award rendered by the arbitrators may be enforced by any court of competent jurisdiction. The arbitrators shall have the authority to award specific performance or an injunction to the prevailing party, or to make an award of direct damages but shall have no right to grant special, punitive or exemplary damages, or indirect or consequential damages (including lost profit, or losses due to a prospective business opportunity.

     12.13 Authority. Each of Yahoo! and SI represents and warrants that the recognition and entry of this Agreement will not violate, conflict with, interfere with, result in a breach of, or constitute a default under any other agreement to which they are a party.


                   (signatures appear on the following pages)

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     This Travel Services Advertising and Promotion Agreement has been executed by the parties effective as of the Effective Date.


   YAHOO! INC.                              SABRE INTERACTIVE, a division of The
                                            SABRE Group, Inc.

   By: /s/ Jeffrey A. Mallet                By: /s/ Michael Durham
       ---------------------                    ------------------
   Name: Jeffrey A. Mallet                  Name: Michael Durham
         -----------------                        --------------
   Title: Senior VP Business Operations     Title: CEO
          -----------------------------            ---

   Address:

   Attn.: Senior V.P. Business Operations   Attn.: Corporate Secretary
   3400 Central Expressway, Suite 201       MD 4202
   Santa Clara, CA  95051                   4255 Amon Carter Blvd.
   Tel.: (408) 731-3300                     Fort Worth, TX  76155
   Fax: (408) 731-3302                      Tel.: (817) 967-6877
   email: jmallett@yahoo.com                Fax: (817) 967-1215

                                   EXHIBIT A

                                 SCREEN IMAGES

                                Insert images of:

                         http://travel.yahoo.com/travel

                                    Masthead

                     http://www.bguide.com/fabfinds/travel.html

                                     YAHOO!
                                     TRAVEL

--------------------------------------------------------------------------------
Welcome to Yahoo!'s Flight Information Center. Planning a trip to visit the inlaws in Amarillo? A vacation to Vancouver? On the following pages, you will be able to check flight times and schedules, and gather the latest info that may impact your trip. You can also link to our partners at Flifo to search millions of flights for the lowest fares, and to purchase your ticket.

FLIGHT AVAILABILITY:

Yahoo! Travel lets you look up domestic or international flights, then searches millions of possible alternatives to bring back just what you want to see. Once you decide upon a flight, bounce over to Flifo to get a price, find a better fare and even book your ticket!

IS YOUR FLIGHT ON TIME?

If you need to see when a flight is arriving or whether your flight is leaving on time, use Yahoo! Flight Info to access up-to-date travel information, even if you can't remember the flight number.

TRAVEL NEWS:

Has one of the airlines been impacted by a strike threat? Why are rental cars becoming more expensive every day? Keep up-to-date on information that may effect your trip with stories brought to you by our partners at Preview Travel.

--------------------------------------------------------------------------------
            Copyright(C) 1994-1997 Yahoo! Inc. All rights reserved.
               Copyright(C) 1997 Travelogix. All rights reserved.
             Copyright(C) 1997 Preview Travel. All rights reserved.

                         Comments to: travel@yahoo.com




1 of 1

-------------------------------------------------------------------------------

BGUIDE

PICK A TOPIC:
Arts
Careers
Cars
Education                                                                We
Entertainment                                                         stock up
Fashion & Beauty                                                       on our
Food & Wine                                                           hottest
Health & Nutrition               [PICTURE]                             items.
Home
Improvement                                                              We
House & Garden                                                          get
Kids' Stuff                                                             too
Mags & 'Zines                                                         excited.
Money
News & Politics                                                          We
Off The Wall                                                            take
Parenting                                                              a hit,
Relationships                                                           you
Shopping                                                               score
Sports & Fitness                                                        big.
Travel
Women & The Net
Women's Issues
Your Favorite Site

[PICTURE]
Fab finds
Ask B
Home


Go, Fish!

Tired of trying your luck at the same old fishing hole summer after summer? Want to cast your fly on a new continent? Then you'll fall hook, line and sinker for these out-of-the-way spots:

The Complete Fly-Fishing School Of Iceland web site offers info on Iceland's rivers and what they have to offer (hint: think salmon). Look at the photo album and find out about the school's lodge, meals, prices, even the number of yards from your room to the river. The site is available in English, French, German and Spanish.

Learn all about fly-fishing in Japan (in English and Japanese) from Ken Kamoshida's Fly Fishing Page, a collection of trout stream photos plus useful patterns for tying some of the most productive flies. And this guy isn't even trying to sell you anything!

Head down under and hook up with a guide, lodge, tackle and nearly everything else you'll need at Fishinternet Australia. Databases here let you pick a fish species and find out where to go to catch it, plus check weather charts, satellite pictures, rainfall maps and tide tables.

Find out about fishing in Norwegian saltwater or its country streams at The Norwegian Flyshop. Plan for accommodations and events you might want to attend while you're there. Once you've booked your trip, look up reputable fishing shops in the towns you'll be visiting.

In Argentina, Fly Fishing Andes invites you to fish dozens of streams that pass through private estancias (ranches) in Patagonia. Bring your friends along for group rates.

1 of 2

                                   EXHIBIT B

              TECHNICAL SPECIFICATIONS, CUSTOMER SERVICE METRICS
             PERFORMANCE SPECIFICATIONS AND DEVELOPMENT MILESTONES

TECHNICAL SPECIFICATION

o    HTML Block
     o   Width = 460 pixels
     o   Height = 60 els
     o   Full size less than or equal to 2.5K

CUSTOMER SERVICE METRICS

     o   Email links to customer service on each Co-Branded Page.
     o Non-ticketing related questions will be responded to via email within (***) of receipt.
     o Questions relating to previously issued tickets will be responded to via email within (***) of receipt.
     o SI shall design the customer service interface so as to encourage users to resolve questions via email and to complete as much of the booking process as possible without necessitating telephone access to customer service representatives. SI shall provide telephone access to customer service to resolve ticketing and other issues via a toll-free number, which number shall be prominently displayed on a customer service page linked to each Co-Branded Page. Such telephone number shall be staffed from 8:00 a.m. until 6:00 p.m. (Central Time) or during the hours in which SI's primary customer service line is staffed, whichever is greater.

PERFORMANCE SPECIFICATIONS

     o SI service must be functional at least (***) of each (***) in which it is linked to from the Netscape Guide (excluding scheduled maintenance as provided to Yahoo! promptly following the date of this Agreement).

     o During the (***) of the Exclusivity Period, SI shall determine the average turnaround time measured from when SI receives a user request until the time SI completes the transmission in response to the user request. This average shall serve as the minimum turnaround standard for the remainder of this Agreement.

DEVELOPMENT MILESTONES

     o   Functional Specifications           (***)

     o   Working prototype                   (***)

     o   Beta                                (***)

User information

o Personal: first name, last name, street address, city, state, country, postal code, user name, password, email address

o Other: frequent flyer accounts, airplane seat preference and airplane special meal preference

                                   EXHIBIT C

                     ADVERTISING AND PROMOTIONAL ACTIVITIES

1997 Banner Advertisements


                                          Date                   Placement               Page Views
                                        --------            -----------------            ----------
YAHOO!              Total for Metro     (***)                                                  (***)
METROS              Properties

BEATRICE'S                              (***)               Travel Content Sponsorship         (***)
WEB GUIDE

MAIN SITE                               (***)               Travel Package                     (***)
                                        (***)               Travel Category Banners            (***)
                                        (***)               Business Category Banners          (***)
                                        (***)               News Banners                       (***)
                                        (***)               Run of Yahoo                       (***)
                                        (***)               (***) Front Page Promo             (***)
                                        (***)               (***) Front Page Promo             (***)
                                        (***)               Search Keywords                    (***)
                                        (***)               Search Keywords                    (***)
                                                                                         ----------
                                                                                               (***)
                                                                                         ==========
YELLOW PAGES        All Metros          7/1/97 - 12/31/97   Hotels, Resorts, Bed &
                                                            Breakfasts                         (***)
                                                                                         ----------
                                                                                               (***)
                                                                                         ==========
                                                                                  Total        (***)
                                                                                         ----------

The parties acknowledge that the foregoing schedule supersedes Insertion Order #1087, which is canceled.

                     ADVERTISING AND PROMOTIONAL ACTIVITIES

1998 Banner Advertisements

                                   Date           Placement                          Page Views
YAHOO!         Total for Metro
METROS         Properties          (***)                                               (***)

BEATRICE'S                         (***)          Travel Content Sponsorship           (***)
WEB GUIDE

MAIN SITE                          (***)          Travel Category Banners              (***)
                                   (***)               Run of Yahoo                    (***)
                                   (***)              (***) Front Page Promo           (***)
                                   (***)              (***) Front Page Promo           (***)
                                   (***)              (***) Front Page Promo           (***)
                                   (***)              (***) Front Page Promo           (***)
                                   (***)              Search keywords                  (***)

                                                                                     ----------
YELLOW PAGES  All Metros      7/1/97-12/31/97                                          (***)
                                                                                     ----------
                                                  Hotels, Resorts, Bed & Breakfasts    (***)
                                                                                     ----------
                                                                                       (***)
                                                                                     ----------
                                                                           Total       (***)
                                                                                     ----------

                                   EXHIBIT D

             TERMS AND CONDITIONS FOR ADVERTISING INSERTION ORDERS

STANDARD TERMS AND CONDITIONS FOR YAHOO! ADVERTISING

The following terms and conditions (the "Standard Terms") shall be deemed to be incorporated into the attached insertion order (the "Insertion Order"):

1. POSITIONING. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the Yahoo Guide or on any page is at the sole discretion of Yahoo. Advertiser acknowledges that Yahoo has not made any guarantees with respect to usage statistics or levels of impressions for any advertisement. Yahoo provides Advertiser with estimated usage statistics only as a courtesy to the Advertiser and shall not be held liable for any claims relating to said usage statistics.

2. LIMITATION LIABILITY. In the event that Yahoo fails to publish an advertisement in accordance with the schedule agreed upon pursuant to this Agreement (or in the event of any other failure, technical or otherwise, of such advertisement to appear as provided in the Insertion Order), the sole liability of Yahoo to Advertiser shall be limited to either a refund of the advertising fee or placement of the advertisement at a later time in a comparable position at customer's sole option.

3. PROVISION OF ADVERTISING MATERIALS. Advertiser will provide all materials for the advertisement (including GIF files), in accordance with Yahoo's policies in effect from time to time, including (without limitation) the manner of transmission to Yahoo and the time prior to publication of the advertisement. Yahoo shall not be required to publish any advertisement that is not received in accordance with such policies.

4. RIGHT TO REJECT ADVERTISEMENT. All contents of advertisements are subject to Yahoo's approval in accordance with policies generally applicable to Yahoo! advertisers. Yahoo reserves the right to reject or cancel any advertisement, insertion order, space reservation or position commitment at any time. In addition, Yahoo shall have the absolute right to reject any URL link embodied within any advertisement.

                                   EXHIBIT E

                                    PAYMENTS

          Month          Fee                      Payment Due Date
          -----          ---                      ----------------
          (***)          $(***)                        (***)
          (***)          $(***)                        (***)
          (***)          $(***)                        (***)
          (***)          $(***)                        (***)
          (***)          $(***)                        (***)
          (***)          $(***)                        (***)
          (***)          $(***)                   On or before the (***)
                                                  of applicable (***)

                                   EXHIBIT F

                                  COMMISSIONS



Net SI Commission                  Commission to Yahoo!
-----------------                  -------------------
     (***)                                (***)
     (***)                                (***)
     (***)                                (***)


     Commissions shall be calculated on a (***) basis (i.e., beginning on the Effective Date and continuing through the Term, or any renewal term as set forth in Section 10.1) (***) payments by SI shall not have (***) the Net SI Commissions. As an illustrative example, if Net SI Commissions from Qualified Bookings are (***) in August 1997, (***) in September 1997, (***) in October 1997 and (***) in November 1997, SI would make the following payments to Yahoo!:
(1) (***),            (2) (***).

                                   EXHIBIT G

                          COMMISSION TRACKING REPORTS

         Information for each transaction:

         o  Date of transaction
         o  Time of transaction
         o  Service vendor
         o  Number of bookings/tickets
         o  Cost to customer
         o  SI commission
         o  Cumulative Net SI Commissions (from the Effective Date)
         o  Yahoo! commission